Financial instruments	12 Months Ended
Dec. 31, 2019
Disclosure Of Financial Instruments [Abstract]
Financial instruments
26.	Financial instruments

The financial instruments recognized on the consolidated statement of financial position are comprised of cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities, long-term debt, convertible notes and contingent consideration.

(a)	Fair value

The carrying value of cash and cash equivalents, restricted cash, accounts receivable and accounts payable and accrued liabilities approximate the fair value of the respective assets and liabilities due to the short-term nature of those instruments.

Fair value measurements of long-term debt, convertible notes and contingent consideration are as follows:

		Fair value measurements using
December 31, 2019	Carrying amount	Level 1	Level 2	Level 3
Recurring measurements:
Financial liabilities
Long-term debt	177,913	—	177,913	—
Contingent consideration	32,501	—	—	32,501

		Fair value measurements using
December 31, 2018	Carrying amount	Level 1	Level 2	Level 3
Recurring measurements:
Financial liabilities
Long-term debt	54,636	—	54,636	—
Convertible Notes	25,449	—	25,449	—

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

As at December 31, 2019, the Company did not have any financial instruments measured at Level 1 fair value.

Level 2 – quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

The fair value of long-term debt approximates it carrying value as it bears a floating rate of interest (Syndicated Credit Agreement) and interest at a fixed rate of 9.75% which approximates a market rate for comparable transactions (Term Debt Facility).

The convertible notes bear interest at a fixed rate of 12%, however the carrying value has been determined using an interest rate of 18% which approximates a market rate for comparable financing transactions.

Level 3 – unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Contingent consideration classified as liabilities as part of the consideration paid for Bridge Farm (note 5a) is a Level 3 financial liability that is re-measured each reporting period. Contingent consideration was estimated by discounting to present value the probability-weighted contingent payments expected to be made. Assumptions used in these calculations include expected future share price, discount rate and various probability factors. The settlement of contingent consideration could differ from current estimated based on the actual results of these financial measures.

•

At December 31, 2019, a US$0.50 change in the expected future share price would change the earn out share portion of the contingent consideration by approximately $1.5 million and would change the additional share portion of the contingent consideration by approximately $1.9 million.

There were no transfers between levels 1, 2 and 3 inputs during the period.

(b)	Interest rate risk management

The Company is exposed to interest rate risk in that changes in market interest rates will cause fluctuations in the fair value of future cash flows. The Company is exposed to interest rate risk through its Syndicated Credit Agreement which has a variable interest rate. The Company was exposed to interest rate risk through its Credit Facilities which had a variable interest rate and were repaid in full during 2019. For the year ended December 31, 2019, a 1% increase in the prime interest rate would result in additional interest expense of $0.6 million (2018 - $47 thousand).

(c)	Credit risk management

Credit risk is the risk of financial loss if the counterparty to a financial transaction fails to meet its obligations. The Company manages risk over its accounts receivable by issuing credit only to credit worthy counterparties. The Company considers financial instruments to have low credit risk when its credit risk rating is equivalent to investment grade. The Company assumes that the credit risk on a financial asset has increased significantly if it is outstanding past the contractual payment terms. The Company considers a financial asset to be in default when the debtor is unlikely to pay its credit obligations to the Company.

The Company applies the simplified approach under IFRS 9 and has calculated ECLs based on lifetime expected credit losses, taking into consideration historical credit loss experience and financial factors specific to the debtors and general economic conditions.

Impairment losses on accounts receivable recognized in profit or loss were as follows:

December 31, 2019
Impairment loss on trade receivables	582
Impairment loss on other receivables	170
752

The movement in the allowance for impairment in respect of accounts receivable during the year was as follows:

December 31, 2019
Balance, beginning of year	—
Loss allowance for accounts receivable	752
Balance, end of year	752

The maximum amount of the Company’s credit risk exposure is the carrying amounts of cash and cash equivalents and accounts receivable. The Company attempts to mitigate such exposure to its cash by investing only in financial institutions with investment grade credit ratings.

During 2019, four customers of the Company accounted for more than 10% each of total revenue.

(d)	Foreign currency risk management

The Company is exposed to risks arising from fluctuations in currency exchange rates between the Canadian dollar, Pound Sterling and United States dollar. At December 31, 2019, the Company’s primary currency exposure related to the Pound Sterling (“GBP”) and United States dollar (“USD”) balances. The following table summarizes the Company’s foreign currency exchange risk for each of the currencies indicated:

As at December 31, 2019	GBP	USD
Cash and cash equivalents	1,418	22,088
Accounts receivable	3,071	—
Accounts payable and accrued liabilities	(6,254)	(2,150)
Net foreign exchange exposure	(1,765)	19,938
Translation to CAD	1.7174	1.2988
CAD equivalent at period end exchange rate	(3,031)	25,895

As at December 31, 2018	GBP	USD
Cash and cash equivalents	—	3,148
Accounts receivable	—	—
Accounts payable and accrued liabilities	—	—
Net foreign exchange exposure	—	3,148
Translation to CAD	1.7439	1.3642
CAD equivalent at period end exchange rate	—	4,295

Based on the net foreign exchange exposure at the end of the year, if these currencies had strengthened or weakened by 10% compared to the Canadian dollar and all other variables were held constant, the after-tax earnings would have decreased or increased by approximately the following amounts:

	Year ended December 31	Ten months ended December 31
Pound sterling (GBP)	(303)	—
United States dollar (USD)	2,590	429
Impact on profit (loss)	2,287	429
(e)	Liquidity risk management

Liquidity risk is the risk that the Company cannot meet its financial obligations when due. The Company manages liquidity risk by monitoring operating and growth requirements. Management believes its current capital resources and its ability to manage cash flow and working capital levels will require the Company to seek future additional financing to allow it to meet its obligations, to make debt service requirements, and to fund the other needs of its business. However, no assurance can be given that future sources of capital will be available. The ability of the Company to continue as a going concern is dependent on raising capital to fund its business plan and ultimately to attain profitable operations. Any delay or failure to complete any additional financing would have a significant negative impact on the Company’s business, results of operations and financial condition, and the Company may be forced to reduce or cease its operations or seek relief under applicable bankruptcy laws.

The timing of expected cash outflows relating to financial liabilities at December 31, 2019 is as follows:

	Less than one year	One to three years	Three to five years	Thereafter	Total
Accounts payable and accrued liabilities	58,110	—	—	—	58,110
Syndicated Credit Agreement (1)	84,000	—	—	—	84,000
Term Debt Facility (1)	115,000	—	—	—	115,000
Deferred consideration	32,501	—	—	—	32,501
Lease obligations	722	1,902	683	13,642	16,949
Balance, end of period	290,333	1,902	683	13,642	306,560
(1)	At face value, excludes interest
(2)	The Syndicated Credit Agreement and Term Debt Facility have been classified as current in the statement of financial position, see note 13